UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 23, 2021

CENTURY COMMUNITIES, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-36491	68-0521411
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8390 East Crescent Parkway, Suite 650 Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 770-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CCS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Indenture; 3.875% Senior Notes due 2029

On August 23, 2021, Century Communities, Inc. (the “Company”) and its subsidiary guarantors party thereto (the “Guarantors”) entered into an Indenture (the “Indenture”) with U.S. Bank National Association, as trustee (the “Trustee”), pursuant to which the Company issued $500 million aggregate principal amount of its 3.875% Senior Notes due 2029 (the “Notes”).  The Notes will mature on August 15, 2029.  Interest on the Notes will accrue from August 23, 2021 at a rate of 3.875% per annum, and will be payable semi-annually in cash on February 15 and August 15 of each year, commencing on February 15, 2022.

The Notes are general unsecured senior obligations of the Company and are guaranteed on an unsecured senior basis by the Guarantors.  The Notes and the related guarantees will be subordinated to all of the Company’s and the Guarantors’ future secured debt to the extent of the assets securing any such secured debt.  In addition, the Notes are effectively subordinated to all of the liabilities of the Company’s subsidiaries that are not guaranteeing the Notes.

If the Company experiences certain change of control events, accompanied by a ratings downgrade, the Company will be required to make an offer to repurchase all of the Notes at 101% of their principal amount, plus accrued and unpaid interest to the applicable repurchase date.  In addition, at any time prior to February 15, 2029 (the date that is six months prior to the maturity date of the Notes), the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus an applicable premium equal to the treasury rate plus 50 basis points as of, and accrued and unpaid interest to, the date of redemption.  Furthermore, on or after February 15, 2029 (the date that is six months prior to the maturity date of the Notes), the Company may redeem all or a part of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the date of redemption.

The Indenture contains covenants that, among other things, restrict the Company’s ability and the ability of certain of the Company’s subsidiaries to: incur certain liens securing indebtedness without equally and ratably securing the Notes and the related guarantees; enter into certain sale and leaseback transactions; and enter into certain business combinations with third parties.  These covenants are subject to a number of important limitations and exceptions.

The offer and sale of the Notes and the related guarantees have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction.  Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from the registration requirements under the Securities Act and the applicable securities laws of any other jurisdiction.

The foregoing description of the Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Indenture and the form of the Notes, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K (this “8-K”), and each of which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this 8-K is incorporated into this Item 2.03 by reference.

Item 8.01.	Other Events.

On August 23, 2021, the Company issued a press release announcing the closing of the private offering of the Notes.  The Company intends to use a portion of the net proceeds from the offering to redeem (the “Redemption”) all $400 million aggregate principal amount of its 5.875% Senior Notes due 2025 outstanding (the “2025 Senior Notes”).  Following the Redemption of the 2025 Senior Notes, the Company intends to use the remaining net proceeds from the offering for general corporate purposes.

This 8-K does not constitute an offer to sell, or the solicitation of an offer to buy, the Notes or any other security, and shall not constitute an offer, solicitation or sale of any securities in any state or jurisdiction in which, or to any persons to whom, such offering, solicitation or sale would be unlawful.  The Redemption of the 2025 Senior Notes is being made solely pursuant to a notice of redemption provided under the indenture governing the 2025 Senior Notes, and this 8-K does not constitute an offer to purchase or redeem, or a solicitation of an offer to sell, the 2025 Senior Notes.

A copy of the press release is filed as Exhibit 99.1 to this 8-K and is incorporated herein by reference.

Forward-Looking Statements

This 8-K contains forward-looking statements within the meaning of the federal securities laws, and such statements should not be interpreted to be guarantees of future performance or results.  Forward-looking statements are based on the Company’s current beliefs or expectations with respect to future events, and are subject to assumptions and unknown risks and uncertainties, many of which are beyond the Company’s control, that could cause actual performance or results to differ materially from the beliefs or expectations expressed in or suggested by the forward-looking statements.  Forward-looking statements in this 8-K include statements relating to the Redemption and the intended use of proceeds from the offering of the Notes.  Actual events and/or results may differ materially from those projected in such forward-looking statements.  Please see the Company’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and other reports filed with the U.S. Securities Exchange Commission for factors that could cause actual results to differ materially from those expressed in the forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1
Indenture (including form of 3.875% Senior Notes due 2029), dated as of August 23, 2021, by and among Century Communities, Inc., the Guarantors party thereto, and U.S. Bank National Association, as trustee.

4.2	Form of 3.875% Senior Notes due 2029 (included as Exhibit A to the Indenture).

99.1	Press release, dated August 23, 2021, announcing the closing of the private offering of $500 million of Senior Notes due 2029.

104	The cover page from this current report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2021	Century Communities, Inc.

	By:	/s/ David Messenger
Name: David Messenger
Title: Chief Financial Officer and Secretary